OneSoft Corporation has omitted from this Exhibit 10.22 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

                                                          EXHIBIT 10.22

                          NON-BINDING LETTER OF INTENT

THIS NON-BINDING LETTER OF INTENT (this "LOI") is made and entered into as of April 16, 1999 (the "Effective Date"), by and between OneSoft Corporation, a Delaware corporation ("OneSoft") and Microsoft Corporation, a Washington corporation ("Microsoft"):

1.   Background and Representations. OneSoft and Microsoft and their respective
     ------------------------------
     successors and assigns, are sometimes individually referred to herein as a "Party" or collectively referred to herein as the "Parties."

     1.1. OneSoft and Microsoft and their respective successors and assigns, are sometimes individually referred to herein as a "Party" or collectively referred to herein as the "Parties." The Parties represent that:

     1.2. Microsoft Corporation is the leader in the development and marketing of software products and solutions, and is bringing to market a wide range of products, services and programs to support the development and deployment of Internet commerce solutions.

     1.3. OneSoft Corporation is a leader in the development and marketing of Internet commerce software products and solutions. OneSoft's products and solutions leverage the operating system, application server, development tools, and application software developed and marketed by Microsoft Corporation.

     1.4. OneSoft Corporation and Microsoft Corporation understand that it is in their mutual interest to form a strategic alliance in the marketing, development, distribution and support of products and solutions that system integrators, consultancies, application service providers, and other service companies ("the channel") can use to support end customers.

     1.5. OneSoft's products and solutions supplement and are complementary with those provided by Microsoft. Together, Microsoft and OneSoft are competing against products and solutions provided by other vendors in the marketplace; the parties have no intention of competing against each other, and have so stated.

     1.6. It is OneSoft's and Microsoft's intention to form a strategic alliance ("Alliance") that will help each other compete against other vendors of competitive products that operate on operating systems and platforms other than the Microsoft Windows NT platform. It is the Parties' intention that this alliance will generate significant market share, revenue and profit for both Parties in the growing Internet commerce software and solutions marketplace.

     1.7. It is understood that the Alliance between Microsoft and OneSoft may take *******. It is the intention of the Parties to document these agreements as is necessary and prudent. The remainder of this Letter of Intent lists some of these intended agreements, and it is anticipated that the Alliance will develop additional programs and initiatives going forward.

     1.8. OneSoft and Microsoft desire to confirm their understanding regarding the marketing and support for a ******* package of ****** and ******* to be offered to Microsoft Certified Solution Provider and other channel partners.

2.  JOINT MARKETING PROGRAMS.
    ------------------------

     2.1. Joint Marketing Agreement and Program Business Plan. The Parties shall
          ----------------------------------------------------
          enter into a joint marketing agreement to include coordinated participation in the following marketing activities and other they may define in the course of business. Following execution of this LOI, the Parties will work together to prepare a business plan for a marketing program to promote and deliver complete and targeted packages of Internet commerce products and services to MCSPs and their customers.

     2.2. Initial Size and Expansion of Programs. The program will initially
          --------------------------------------
          target the signing of ** MCSP partners into the OC2CSP program to begin in ***** and expand to support additional MCSP partners worldwide thereafter. With the launch of the initially planned program, Microsoft and OneSoft will expand the program to additional channel partners as the Microsoft and OneSoft sales and support infrastructure is scaled to support these opportunities.

     2.3. Industry Solution Marketing Programs. The Parties shall develop and
          ------------------------------------
          implement marketing programs to reach potential MCSP customers in the following market segments: (a) *****; (b) ***** and *******; (c) ****** and ******; and (d) related and other markets as research and opportunity dictate.

          2.3.1. System Integrator and Application Service Provision channel partners will be signed up to carry these packages to market through O2CSP program.
          2.3.2. Identify high profile customer prospects in each vertical market for channel partners and distribute leads.
          2.3.3. Deploy initial customer systems and track results with channel partners.

CONFIDENTIAL

          2.3.4. Prepare case studies on success stories for publication and sales support.
          2.3.5. Co-develop white papers and sales materials for channel.
          2.3.6. Partner with leading MCSPs within the targeted industry groups.
          2.3.7. Co-branded advertising and promotions to promote programs to channel and to generate customer leads for the channel.
          2.3.8. Prepare other materials, programs and strategies to penetrate market segments with joint solutions.

     2.4. Channel Program Management. Microsoft and OneSoft will provide
          --------------------------
          dedicated channel manager(s) who will coordinate the relationship in regard to the jointly created and operated programs.

     2.5. Co-creation and Co-promotion of Solution Packages for Marketplace. The
          -----------------------------------------------------------------
          Parties will jointly prepare market specific (B2B, B2C, Value Chain, et. al.) solution packages that reduce time to market for joint customers, including:

          2.5.1. Joint Presentation. On April 16, 1999, the Parties will jointly
                 ------------------
                 present the O2CSP program and a demonstration site built with an existing channel partner (to be determined) and a jointly branded product/service offering of the Parties to the Microsoft Solution Provider partners who sign into the program.
          2.5.2. Joint Presentation Script. The Parties will collaborate on the
                 -------------------------
                 presentation script, with Microsoft providing information regarding duration and requested inclusions and OneSoft co-editing the script. The Parties will agree on how their relationship will be described prior to the joint presentation. The Parties will make additional such presentations as possible to alert the Microsoft Solution Providers to the program.

     2.6. Post-Presentation Follow-Up. The Parties will agree upon and prepare a
          ---------------------------
          web-based follow-up mechanism for Solution Providers interested in the program. The costs involved and the information generated through the operation of this follow-up communication mechanism will be
          *************.

     2.7. Joint Public Relations Effort. The public relations teams of the
          -----------------------------
          Parties will work together to promote and gain press coverage for co-branded Internet and electronic commerce packages, software tools, applications and platforms. The Parties intend to undertake the following joint public relations efforts and announcements:

          2.7.1. OneSoft implementing the Microsoft Digital Nervous System vision.
          2.7.2. OneSoft implementing and extending ******** vision.
          2.7.3. The appointment of OneSoft to the Microsoft CPAC and other PACs as relevant
          2.7.4. OneSoft and Microsoft joint support for XML standards.
          2.7.5. OneSoft support for Microsoft SSCE components CIP, OPP, etc.
          2.7.6. OneSoft support for Microsoft development tools and platform technologies.

CONFIDENTIAL

          2.7.7. Scalability of OneSoft OneCommerce and Microsoft SSCE, NT, MTS and demonstration of the same.
          2.7.8. OneSoft's status as fundamental Microsoft Complete Commerce partner.
          2.7.9. Microsoft to announce or co-announce customer wins, product announcements, et. al., on key press releases.
          2.7.10. Microsoft to announce or co-announce on marketing positioning, issue or theme related public announcements.
          2.7.11. OneSoft and Microsoft to co-announce channel partners signed to joint marketing programs.
          2.7.12. Announcement regarding the portability/accessibility of OneSoft XML-based product and content offers between respective customer and aggregate catalogs.
          2.7.13. The Parties to develop ********* of ******* that will be used in ******* including ***** from ********.
          2.7.14. The Parties to prepare other press releases as mutually agreed.

3.  OFFERING OF PRODUCTS AND SERVICES TO SOLUTION PROVIDERS CHANNEL
    ---------------------------------------------------------------

     3.1. The Parties Shall Coordinate Delivery of Support Programs for Channel
          ---------------------------------------------------------------------
          Partners. To be included are deployment and sales support. The program
          ---------
          will be defined to address the needs of the channel and cost sharing that is appropriate for the services provided by each Party. OneSoft will offer support programs based on its and Microsoft's products and services to O2CSP Program members.

     3.2. Internet Commerce Solution Packages. OneSoft will initially package
          -----------------------------------
          two Internet commerce solution package offerings for market, one that will address the needs of small-to-mid size customers and another that will address the needs of mid-to-large size customers. Customized packages can be created on for specific cases using OneSoft's **********. The package objective is to be easy- to-buy, easy-to-sell, and easy-to-operate.
          3.2.1. Solution Packages have been initially developed by OneSoft, and use the Microsoft Commerce Solutions platform. Additional solutions packages will be developed during the program by OneSoft.
          3.2.2. Solution packages will be represented with marketing collateral, case studies, and other support materials and guides.
          3.2.3. Bundled MCSP Web Developer Integration Services.
          3.2.4. Bundled ASP Services Packages.
          3.2.5. Bundled Web Marketing Services and Products from Solution Providers.

     3.3. Technical Education for Solution Providers in Optimized Sales and
          -----------------------------------------------------------------
          Deployment of Internet Commerce Systems.
          ----------------------------------------
          3.3.1. OneSoft will create and hold training seminars for Solution Providers to train them in Strategic ROI based selling and rapid fixed time deployment of Internet commerce solutions.

CONFIDENTIAL

          3.3.2. Microsoft will provide scheduling and program implementation assistance as well as access to relevant Microsoft course material and standard curriculum in relation to support of jointly packaged and marketed solutions.
          3.3.3. OneSoft will become Microsoft ATEC certified with Microsoft's assistance.
          3.3.4. Microsoft and OneSoft will offer certification adjuncts to existing Microsoft and OneSoft certification programs.

     3.4. Internet Commerce Sales Cycle Optimization Training and Tools. OneSoft
          -------------------------------------------------------------
          will package sales tools including **** tools and ***** tools to offer to the service partner channel. Microsoft will contribute relevant resources to the creation and packaging of related tools. This will be offered at a price to be determined and with revenue distribution to OneSoft and Microsoft relative to specific contribution.

          3.4.1.  Product and solutions sales support materials.
          3.4.2.  Competitive analysis.
          3.4.3.  **** Tools based on OneSoft's ****** application
          3.4.4.  Workbooks, sales guides, etc.
          3.4.5.  Sales support, lead capture and distribution extranet portal.
          3.4.6.  Financial ***** sales tools.
          3.4.7.  Demonstrations of Internet commerce system functionality.
          3.4.8.  Partner sales support hotline.
          3.4.9.  White papers and descriptions.
          3.4.10. Customer support program offers.
          3.4.11. Other items as the Parties deem necessary to support marketing and sales programs.

     3.5. Internet Commerce Deployment Cycle Optimization Training and Tools.
          ------------------------------------------------------------------
          3.5.1. Software Products and Templates to be Offered to Channel
                 Partners:

              3.5.1.1. OneSoft's OneCommerce applications, components and tools.
              3.5.1.2. Microsoft's platform products including: MT, MTS, IIS,
                       SSCE, SQL, MSMQ, Biztalk, etc.
              3.5.1.3. OneSoft Solution Template Packages for vertical
                       industries or common business models.
              3.5.1.4. Customer and Solution Provider convenient packaging of software products to the degree possible by both parties.
              3.5.1.5. Simplified licensing and license administration policies to the degree possible by both parties.
              3.5.2 ********** and ******* to be offered to channel partners.

              3.5.2.1 OneSoft will package a strategy consulting offering that could be given by channel partners including the strategy segment of the OneSoft *****************.
              3.5.2.2 OneSoft will provide ************ Documentation and
                      Curriculum to speed Solution Provider time to market.

     3.6. Program Web Site Content and Marketing Collateral Materials. The
          -----------------------------------------------------------
          Parties will deploy and produce and Internet Commerce Portal site with content resources for

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                                       5
          channel partners, potential customers, customers and employees as well as marketing and sales collateral materials for marketing and sales use including:

          3.6.1. Case Study on OneSoft customer examples and use of Microsoft platform to be jointly prepared for publication on sites.
          3.6.2. OneSoft to be represented with logo, trademarks, and links throughout the appropriate areas of the Microsoft web site where other Internet commerce and ISV partners are featured. Microsoft to be represented with reciprocal links and references at OneSoft sites.
          3.6.3. White paper on OneCommerce and OneSoft use of Microsoft platform to be jointly prepared and published on Microsoft and OneSoft site.
          3.6.4. Microsoft to be represented on OneSoft site and in OneSoft marketing material as primary OneSoft technology and marketing partner.
          3.6.5. The Parties to work together to obtain joint client testimonials and publish on Web sites and as printed collateral.
          3.6.6. OneSoft and Microsoft will develop collateral marketing material in regards to the joint marketing and support programs undertaken.
          3.6.7. Each Party will be permitted to use the other Party's logos, trade and service names to promote joint efforts with permission of the other as defined in Joint Marketing Agreement.

     3.7. Internet Solution Center Showcase Environment. The Parties will create
          ---------------------------------------------
          a showcase lab with multiple application server clusters and staffing to showcase solutions offered to market, case studies, comparisons with competitors, display examples, co-market solutions in action, etc. The showcase may include the following:

          3.7.1. OneSoft/Microsoft software product and solution functionality.
          3.7.2. Linear scalability of server arrays running Microsoft and OneSoft stack (requires testing software).
          3.7.3. Fault tolerance of Microsoft and OneSoft Internet solutions.
          3.7.4. Demonstration integration with partner ISV and ERP systems.
          3.7.5. Showcase placed in high visibility location (potentially Manhattan).
          3.7.6. Solution Provider example sites showcase.
          3.7.7. Co-marketing of customer sites.

     3.8  Sales Force Leverage. Each Party will train and leverage its
          --------------------
          respective sales force to assist in the dissemination of marketing messages and the delivery of marketing programs to customers:

          3.8.1 Create OneSoft-Microsoft Intranet portal for sales force and staff.
          3.8.2 Microsoft slicks on Commerce products, solutions and platform used in program for OneSoft sales force.
          3.8.3 OneSoft presentations in Microsoft sales meetings for training.
          3.8.4 Minimum sales levels agreed upon to evaluate and predict ROI on sales force expenditures.
          3.8.5 Training for Microsoft sales team on OneSoft products and solutions and vice versa.

CONFIDENTIAL

     3.9  Seminar Series. The Parties will develop and conduct a seminar series
          --------------
          on Internet commerce opportunities for C level executives during 1999 and 2000 with Solution Providers in multiple cities.

     3.10 Joint Trade Show Participation. Microsoft will, where possible, allow
          ------------------------------
          OneSoft to participate in trade show events, with premier placement, that it has planned around the Internet commerce market space at *********. OneSoft will include Microsoft representation in its trade show attendance if requested and applicable.

     3.11 Executive Support. Microsoft executives will support the closing of
          -----------------
          important sales transactions, lending credibility as to the scalability and capability of Microsoft platform products and OneSoft Internet commerce products. OneSoft executives will support Microsoft marketing messages and positioning, and support Microsoft sales efforts with testimonial where relevant.

     3.12 OneSoft is a Microsoft Certified Solution Developer. OneSoft shall be
          ---------------------------------------------------
          featured as the nationally highlighted Microsoft MCSD alliance in Internet and electronic commerce press releases, announcements, white papers and web pages.

     3.13 Microsoft is Primary OneSoft Technology Partner. Microsoft will be
          -----------------------------------------------
          featured as OneSoft's platform technology partner in Internet and electronic commerce press releases, white papers and web pages.

4.  PRODUCT MANAGEMENT COOPERATION AND PRODUCT SUPPORT
    --------------------------------------------------

     4.1. Product Management. Microsoft and OneSoft will coordinate product
          ------------------
          management related to Microsoft-OneSoft co-branded packaged offerings.

     4.2. Training Materials and Programs. Microsoft will provide related
          -------------------------------
          Official Curriculum and Curriculum development guides.

     4.3. Engineering Team Coordination. OneSoft product managers will have
          -----------------------------
          direct access to Microsoft development organizations (Site Service Commerce Edition, Active Directory, NT, SQLServer, MTS and IIS teams) to allow for rapid resolution of ********** and other *********** encountered during the program.

     4.4. Engineering Support. Microsoft to provide its highest level technical
          -------------------
          support to OneSoft's product development team to rapidly escalate engineering issues for resolution.

     4.5. Product Management and Support-Synchronization of Direction. Microsoft
          -----------------------------------------------------------
          and OneSoft product management and executive direction synchronization and analyses to support vertical packaging and application development, in order to eliminate redundant development or unnecessary overlap of product development investment.

CONFIDENTIAL

     4.6. Microsoft engineers to evaluate and help to configure Solution Center Policies and Procedures related to the efficient management of Microsoft products by Solution Providers in ASP-based Internet Commerce applications.

     4.7. Microsoft engineers to help OneSoft understand and create migration policies and scripts for Microsoft product upgrade e.g., SQL 7.0 and Windows 2000 and any subsequent versions released during this relationship.

     4.8. Microsoft engineers to evaluate and help to augment OneSoft's methodology related to the deployment of Microsoft's software products.

     4.9. Microsoft point of contact to help OneSoft's managed application services understand all relevant Microsoft product licensing models, e.g., new ********- based ******* model to ******* tools for Solution Providers.

5.  MISCELLANEOUS BUSINESS
    ----------------------

     5.1  *******. The Parties will define a strategy, methodology and agreement
          -------
          for ***************.

     5.2  Potential Microsoft *************. Microsoft will consider potential
          ---------------------------------
          ************* OneSoft as OneSoft offers *****************, to be consummated only if terms are acceptable to both parties. Any ************ to be conducted by ******* within *******.

     5.3  Intellectual Property and Confidentiality.
          -----------------------------------------

          5.3.1 Intellectual Property. Both Parties agree to protect the
                ---------------------
                intellectual property of the other Party with the same diligence used to protect its own intellectual property.

          5.3.2 Confidentiality Agreement. The Parties are subject to a
                -------------------------
                pre-existing mutual confidentiality agreement.

          5.3.3 Confidentiality Restrictions of LOI. Except as may be required
                -----------------------------------
          by law, regulation, or court order, or rules or regulations of any securities exchange, or as set forth herein, the prior approval of the other Party, not to be unreasonably withheld or delayed, shall be required for any other disclosure of the existence of this LOI or the terms hereof. Except as expressly provided, each Party agrees to keep confidential the terms of this LOI other than in connection with confidential disclosures on a need-to-know basis to employees, consultants, counsel, accountants, investors, and other professional advisers of the Party and its affiliates. The foregoing notwithstanding, either Party may disclose the existence of this LOI or the terms hereof in response to a judicial or similar investigative inquiry (including a discovery request in a lawsuit); provided
                                                                --------
          however, that it shall first provide reasonable notice to the other
          --------
          Party and that the other Party shall be afforded the opportunity to seek to limit, prevent, or protect such disclosure.

CONFIDENTIAL

          5.4 Non-Binding Nature. This LOI reflects the present understanding
              ------------------
     and intention of the Parties with respect to the transactions contemplated above and except as specified in the following sentence is not intended to constitute a binding agreement between the parties. Notwithstanding the foregoing, the provisions of Section 5.3 and 5.6 hereof shall be binding upon and enforceable against the Parties.

          5.5  Waiver. Any of the provisions of this LOI may be waived by the
               ------
               Party entitled to the benefits hereof. No Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the waiving Party, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

          5.6  No Joint Venture. Prior to Closing, neither Party shall make any
               ----------------
               warranties or representations, or assume or create any obligations, on another Party's behalf except as may be expressly permitted hereunder or in writing by such other Party. Each Party shall be solely responsible for the actions of all its respective employees, agents and representatives.

IN WITNESS WHEREOF, the Parties hereto have executed this LOI as of the Effective Date.

ONESOFT CORPORATION                          MICROSOFT CORPORATION


By:/s/ James W. MacIntyre, IV           By:  /s/ John Ford
   --------------------------                -------------

Name: James W. MacIntyre, IV                 Name:  John Ford

Title:  President                            Title: Commerce Channel Marketing


CONFIDENTIAL